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                                                                   Exhibit 10.19

                              POST HOUSE INVESTORS
                               11 EAST 44TH STREET
                             NEW YORK, NEW YORK 10017

                                                        April 20, 2001

The Smith & Wollensky Restaurant Group
F/K/A New York Restaurant Group, Inc.
1114 First Avenue
New York, NY 10021

Gentlemen:

        We are the parties to a restaurant management agreement dated February 26, 1991, as amended by agreements dated December 12, 1994, October 29, 1996, November 11, 1998 and December 25, 2000.

        We wish this document to serve as a fifth amendment to the restaurant management agreement, and hereby amend the agreement only as specifically set forth herein.

        We hereby acknowledge that New York Restaurant Group, Inc. is now known as The Smith & Wollensky Restaurant Group, Inc., and is the same entity. Further references in this letter, and in future amendments and correspondence, shall be to The Smith & Wollensky Restaurant Group.

        The restaurant management agreement shall also be amended by deleting paragraph 7(f) and replacing it with a new paragraph 7(f):

                "7(f) Notwithstanding anything to the contrary in this Agreement, at the election of the Chartounis on 30 days' notice in the event of a sale of the restaurant or if SWRG or any successor thereto ceases substantially to perform its duties and responsibilities (including maintaining the current general atmosphere and administering cost controls) under this Agreement to Chartounis' satisfaction in their sole and absolute discretion"

                                        Very Truly Yours,
                                        Post House Investors, LP

                                        By:  /s/ Nabil N. Chartouni
                                        ------------------------------
                                                 Nabil N. Chartouni

Contents agreed to:
The Smith & Wollensky
Restaurant Group, Inc.

By: /s/ Alan M. Mandel
    ---------------------------
    Alan M. Mandel
    Chief Financial Officer